Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, John A. Galea, certify, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)the Quarterly Report on Form 10‑Q for the period ended June 30, 2016 of Interval Leisure Group, Inc. (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Interval Leisure Group, Inc.

arch	Chief Accounting Officer
Dated: August 5, 2016	/s/ John A. Galea John A. Galea Chief Accounting Officer